Oppenheimer Limited-Term Government Fund
                      Supplement dated February 1, 2001 to the
                         Prospectus dated January 26, 2001

The Prospectus is changed by adding the following section in "About Your Account
- How to Buy Shares" before the sub-section entitled "How Can You Buy Class A Shares?" on page 18:

      In addition to paying dealers the regular sales concessions for sales of Class A, Class B and Class C shares described in the Prospectus, the Distributor will pay a special concession to A.G. Edwards & Sons, Inc. ("AGE") on purchase orders for shares of the Fund submitted from February 1, 2001 through April 16, 2001 (the concession period), for Individual Retirement Accounts for which AGE is the dealer of record, including OppenheimerFunds-sponsored IRAs and AGE prototype IRAs. The concession applies to qualifying purchases of shares during the concession period to establish new IRAs as well as to make additional contributions to existing IRAs. The special concession does not apply to purchases intended but not yet made under a Letter of Intent or to purchases made with the proceeds of a redemption or exchange from an account(s) in one or more of the Oppenheimer funds. During the concession period the Distributor will reallow to AGE the full concession on qualifying purchases of Class A shares and will advance to AGE from the Distributor's own resources an additional 0.50% on qualifying sales of Class B shares and 0.25% on qualifying sales of Class C shares.


February 1, 2001                                                  PS0855.019